UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

October 16, 2018

Date of report (Date of earliest event reported)

Iovance Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36860	75-3254381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Skyway Road, Suite 150 San Carlos, California (Address of principal executive offices)	94070 (Zip Code)

Registrant's telephone number, including area code (650) 260-7120

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 17, 2018, Iovance Biotherapeutics, Inc. (the “Company”) issued a press release announcing the closing on October 16, 2018 of the sale of an aggregate of 25,300,000 shares of its common stock, $0.000041666 par value per share, in its previously disclosed public offering, including 3,300,000 shares issued pursuant to the exercise of the option granted to the underwriter, at a public offering price of $9.97 per share before underwriting discounts and commissions. The total net proceeds to the Company from the offering, including the exercise of the option by the underwriter, are expected to be approximately $236.6 million after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Neither the disclosure on this Current Report on Form 8-K nor the attached press release shall constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “projects,” “intends,” “estimates,” and other words of similar meaning. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Readers should carefully consider any such statement and should understand that many factors could cause actual results to differ from these forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed, and actual future results may vary materially. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iovance Biotherapeutics, Inc.

Dated: October 17, 2018	By:	/s/ Maria Fardis
	Name:	Maria Fardis
	Title:	Chief Executive Officer